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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 27, 2003






                              NUEVO ENERGY COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



                   DELAWARE                                                         76-0304436
       (State or other jurisdiction of                                 (I.R.S. Employer Identification No.)
       incorporation or organization)







1021 MAIN, SUITE 2100, HOUSTON, TEXAS                                                   77002
(Address of principal executive offices)                                              (Zip Code)



       Registrant's telephone number, including area code: (713) 652-0706





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ITEM 5.  OTHER EVENTS

         On May 27, 2003, Nuevo Energy Company announced the partial redemption of the 9 1/2% Senior Subordinated Notes in a press release attached hereto as
Exhibit 99.1.


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ITEM 7.  EXHIBITS

   (a)   EXHIBITS

          99.1 Press release dated May 27, 2003, announcing the partial redemption of the 9 1/2% Notes.


                                       2
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                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  NUEVO ENERGY COMPANY
                                                      (Registrant)

Date:    May 28, 2003                         By: /s/ James L. Payne
     ---------------------------                  ------------------------------
                                                  James L. Payne
                                                  Chairman, President and
                                                  Chief Executive Officer


Date:    May 28, 2003                         By: /s/ Janet F. Clark
     ---------------------------                  ------------------------------
                                                  Janet F. Clark
                                                  Senior Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX



   99.1 Press release dated May 27, 2003, announcing the partial redemption of the 9 1/2% Notes.


                                       4